SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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❑	Definitive Proxy Statement
☑	Definitive Additional Materials
❑	Soliciting Material Under Rule 14a-12

AllianzGI Managed Accounts Trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLOSED-END FUNDS / AllianzGI Managed Accounts Trust PROXY FACT SHEET

SPECIAL MEETING IMPORTANT DATES		SPECIAL MEETING LOCATIONS
Record	APRIL 9, 2014	OFFICES OF PIMCO - 1633 BROADWAY
Mailing	APRIL 21, 2014	42nd FLOOR – (BETWEEN WEST 50th & 51st STREETS)
Meeting	JUNE 9, 2014 – TIMES VARY – SEE BELOW	NEW YORK, NEW YORK 10019
ADDITIONAL INFORMATION		CONTACT INFORMATION
Ticker	SEE PAGES 9 - 11	Inbound Line	1-877-361-7967
Cusip	SEE PAGES 9 - 11	Website	us.allianzgi.com

9:30 AM – JOINT SPECIAL MEETING

PIMCO Corporate & Income Opportunity Fund

PIMCO Corporate & Income Strategy Fund

PIMCO Dynamic Credit Income Fund

PIMCO Dynamic Income Fund

PIMCO Global StocksPLUS® & Income Fund

PIMCO High Income Fund

PIMCO Income Opportunity Fund

PIMCO Strategic Income Fund, Inc.

PCM Fund, Inc.

PIMCO California Municipal Income Fund

PIMCO California Municipal Income Fund II

PIMCO California Municipal Income Fund III

PIMCO Municipal Income Fund

PIMCO Municipal Income Fund II

PIMCO Municipal Income Fund III

PIMCO New York Municipal Income Fund

PIMCO New York Municipal Income Fund II

PIMCO New York Municipal Income Fund III

1. To approve an Investment Management Agreement between the Fund and Pacific Investment Management Company LLC.

10:30 AM – SPECIAL MEETING

AllianzGI Managed Accounts Trust Fixed

Income SHares: Series C

AllianzGI Managed Accounts Trust Fixed

Income SHares: Series M

AllianzGI Managed Accounts Trust Fixed

Income SHares: Series R

AllianzGI Managed Accounts Trust Fixed

Income SHares: Series TE

AllianzGI Managed Accounts Trust Fixed

Income SHares: Series LD

1.  To approve an Investment Advisory Contract between the Trust, on behalf of the Portfolio, and Pacific Investment Management Company LLC.

2.  To elect or re-elect, as applicable, Trustees to the Board of Trustees.

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11:30 AM – JOINT SPECIAL MEETING PIMCO Income Strategy Fund PIMCO Income Strategy Fund II	1. To approve an Investment Management Agreement between the Fund and Pacific Investment Management Company LLC.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL PROPOSALS

INVESTMENT MANAGEMENT AGREEMENT: 9:30AM & 11:30AM – CLOSED-END FUNDS (THE “FUNDS”)

What is happening?

The Board and PIMCO are recommending that Pacific Investment Management Company LLC (or “PIMCO”), the Funds’ current sub-adviser, replace Allianz Global Investors Fund Management LLC (or “AGIFM”) as the investment manager of each Fund pursuant to a proposed new investment management agreement between the Fund and PIMCO (which I will refer to as the “Proposed Agreement”).

Who will handle the day-to-day management of my fund?

Under the Proposed Agreement, PIMCO would continue to provide the day-to-day portfolio management services it currently provides to each Fund as its sub-adviser and would also assume responsibility for the supervisory and administrative services currently provided by AGIFM to each Fund as its investment manager. The same investment professionals who are currently responsible for managing the Fund’s portfolio will continue to do so following the proposed transition, and PIMCO personnel will replace AGIFM personnel as Fund officers and in other roles to provide and/or oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of the Fund.

Will the investment objectives, strategies or policies of my Fund change as a result of the transition?

No. The Funds are expected to have the same investment objectives and strategies before and after the proposed transition with no anticipated changes to their respective investment programs.

Will the Funds have the same Board and officers?

The same Board will oversee the Funds before and after the transition, except that that Craig A. Dawson, a Managing Director and Head of Strategic Business Management of PIMCO, is being proposed to join the Board following the transition. The Funds are also proposing to have a different slate of officers, with PIMCO personnel replacing their counterparts from AGIFM.

Will the names or ticker symbols of the Funds change?

No, they will stay the same.

Why are the Board and PIMCO recommending this change in the Funds’ management structure at this time?

AGIFM and PIMCO are affiliates that are part of the global asset management business of Allianz SE; each is a direct or indirect subsidiary of Allianz Asset Management of America L.P. Effective January 1, 2012, Allianz SE reorganized its asset management business under Allianz Asset Management of America

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L.P. to give better visibility to its two main brands, PIMCO and Allianz Global Investors, and to better enable each asset management business to serve its clients worldwide. Allianz developed this new approach in an effort to move away from a family of boutiques model to a clear “two pillar” structure (i.e., with Allianz Global Investors and PIMCO as the two pillars).

While AGIFM has served the Funds well for many years, the proposal to replace AGIFM with PIMCO as the Funds’ investment manager and assume responsibility for supervisory and administrative services for the Funds is a natural next step in the broader PIMCO/Allianz Global Investors reorganization effort initiated in 2012. Following the proposed transition, PIMCO will assume sole management responsibility for the Funds and AGIFM will continue to serve as manager/administrator for numerous other closed- and open-end funds managed within the Allianz Global Investors pillar of the Allianz asset management business.

The Board and PIMCO also believe that the Proposal will benefit shareholders of each Fund.

What are the expected benefits to shareholders of moving to the new PIMCO-only management structure?

The Board and PIMCO believe that the Funds’ shareholders will benefit by moving to a PIMCO-only management structure. This is because PIMCO can offer the Funds an integrated set of high-quality investment management, administrative and distribution/aftermarket support services under a single platform, which the Board and PIMCO believe will allow for greater efficiencies and enhanced coordination among various investment management and administrative functions. The Board and PIMCO also believe that the change will facilitate clearer branding and marketing of the Funds and avoid potential confusion among intermediaries, analysts and investors as to whether the Funds are PIMCO and/or Allianz Global Investors products.

In connection with the proposed management transition, the Board and PIMCO are proposing that the Funds adopt a so-called “unified” management fee structure under which each Fund would pay PIMCO a management fee that covers the portfolio management and administrative services covered under the current investment management agreement, and PIMCO, at its expense, would be required to procure most other supervisory and administrative services required by the Funds that are currently paid for or incurred by the Funds directly outside of the current investment management agreements.

The Board and PIMCO believe that the proposed new “unified” fee structure will be beneficial for common shareholders of the Funds because it provides a unified management fee (including certain operating expenses) structure that is essentially fixed, making it more predictable under ordinary circumstances in comparison to the current fee and expense structure, under which the Funds’ operating expenses (including certain third-party fees and expenses) not covered by the current investment management agreements can vary over time. The proposed unified fee structure also generally insulates the Funds and their common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (while at the same time PIMCO would benefit from any reductions in such expenses).

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Will the fees and expenses charged by the funds to shareholders change or increase as a result of the proposal?

Because the proposed unified fee arrangement covers a greater amount of supervisory and administrative services and related costs than under the current investment management agreements, the proposed contractual management fee rates under the Proposed Agreement for each Fund are higher than the management fee rates currently imposed under the corresponding current investment management agreement (other than for PIMCO Dynamic Credit Income Fund (PCI) and PIMCO Dynamic Income Fund (PDI) whose management fees will be unchanged). However, PIMCO estimates that the proposed new arrangement will result in an overall savings to common shareholders of each Fund under ordinary circumstances because the proposed unified fee rates will be set at levels below each Fund’s existing management fees and total operating expenses for calendar year 2013.

The table below compares the effective management fee rates and total annual expense ratios for each Fund under the current investment management agreements for calendar year 2013 and estimates what they would have been under the Proposed Agreement for the same period, taking into account the effects of the Fund’s leverage outstanding for calendar year 2013 (unless otherwise noted).

	Current Fees and Expenses[1]		Proposed Fees and Expenses[2]
Fund	Effective Management Fee Rate Paid to AGIFM Under Current Agreements	Total Annual Expenses in Calendar Year 2013 Under Current Agreements	Estimated Pro Forma Effective Management Fee Rate Paid to PIMCO Assuming the Proposed Agreement Had Been in Effect	Estimated Pro Forma Total Annual Expenses in Calendar Year 2013 Assuming the Proposed Agreement Had Been in Effect
PTY[3]	0.770%	0.913%	0.833%	0.891%
PCN[3]	0.957%	1.098%	1.033%	1.079%
PCI[4,7]	1.373%	1.540%	1.403%	1.531%
PDI[4]	2.099%	3.194%	2.127%	3.180%
PGP[5]	1.494%	1.994%	1.652%	1.947%
PHK[3]	0.899%	1.106%	0.976%	1.081%
PKO[6]	1.493%	1.845%	1.576%	1.822%
RCS[3]	0.850%	1.404%	0.995%	1.374%
PCM[6]	1.291%	2.053%	1.453%	2.009%
PCQ[3]	1.038%	1.258%	1.126%	1.230%
PCK[3]	1.053%	1.279%	1.142%	1.250%
PZC[3]	1.035%	1.270%	1.139%	1.244%
PMF[3]	1.037%	1.253%	1.125%	1.227%
PML[3]	0.989%	1.146%	1.042%	1.131%
PMX[3]	1.019%	1.225%	1.105%	1.204%
PNF[3]	1.009%	1.351%	1.194%	1.297%
PNI[3]	1.090%	1.395%	1.232%	1.353%
PYN[3]	1.062%	1.622%	1.405%	1.530%
PFL[9]	0.949%	1.258%	1.089%	1.217%
PFN[9]	0.948%	1.166%	1.050%	1.139%

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1.

Except in the case of PCI as noted in footnote 7 below, reflects each Fund’s actual management fees and total expenses during the calendar year ended December 31, 2013. The management fee rates and total expense ratios reflect that the management fee under the current investment management agreement was imposed, as applicable, on assets attributable to preferred shares and/or other forms of leverage outstanding during the period pursuant to the terms of the current investment management agreement for the particular Fund (as specified in the footnotes below).

2.

Assumes that the Fund was subject to the Proposed Agreement (rather than its current investment management agreement) during the calendar year ended December 31, 2013 and incurred the same level of expenses that are not covered under the proposed unified fee (such as interest expense, fees and expenses of the Independent Trustees/Directors and their counsel and any extraordinary expenses) during the period. The pro forma management fee rates and total expense ratios also assume that the unified fee under the Proposed Agreement was imposed, as applicable, on assets attributable to preferred shares and/or other forms of leverage outstanding during the period pursuant to the terms of the Proposed Agreement for the particular Fund (as specified in the footnotes below). These expenses are only estimates. The actual expenses could vary and could exceed the amounts shown and/or the amounts the Funds would have incurred under the current investment management agreements under certain circumstances.

3.	Management fees calculated based on the Fund’s average daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
4.

Management fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

5.

Management fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

6.

Management fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

7.	Annualized. PCI commenced operations on January 31, 2013.
8.

The total annual expense ratio in calendar year 2013 under the current investment management agreements and estimated pro forma total annual expense ratio under the Proposed Agreement reflects the interest expense on inverse floating rate investments deemed to be paid by the Fund for accounting purposes during its most recently completed fiscal year. The interest expenses from inverse floating rate investments incurred during calendar year 2013 may have been, and in the future may be, higher or lower.

9.

Management fees calculated based on the Fund’s average weekly “total managed assets,” which means the total assets of the Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

What is the impact on auction rate preferred shares (ARPS) shareholders?

ARPS shareholders of applicable Funds do not bear any portion of a Fund’s management fees or other expenses and therefore should not be impacted economically by the proposed new fee and expense structure.

Are Funds and PIMCO expected to realize efficiencies/savings following the transition, and, if so, will shareholders benefit from the savings?

PIMCO is expected to realize certain operational efficiencies and related savings following the transition as a result of managing all of the Funds under “one roof.” PIMCO estimates that the Proposed Agreement will result in an overall savings to common shareholders under ordinary circumstances, and the proposed unified fee rates are designed to allow the Funds and their common shareholders to share up front in such operational efficiencies and savings with respect to the Funds’ operating expenses as a result of the proposed transition.

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Will the Funds pay for this proxy solicitation?

No. PIMCO has agreed to bear all costs relating to the proxy solicitation and related costs in connection with the Proposal. The Funds and their respective shareholders will not bear the expenses associated with the solicitation.

How does the Board recommend that I vote?

The Board of each Fund recommends that you vote FOR the proposal for your Fund.

Where can I find more information about the proposal?

A proxy statement was mailed out to all shareholders of the Funds, which provides specific information regarding the proposal. The applicable proxy statement is available on the Funds’ website: us.allianzgi.com.

Where can I find more information about my Fund?

There is additional information about the Funds in their most recent annual and semi-annual reports on the Funds’ website: us.allianzgi.com.

INVESTMENT ADVISORY CONTRACT: 10:30AM – ALLIANZGI MANAGED ACCOUNTS TRUST (THE “TRUST” or “AGIMAT”) AND THE SERIES THEREOF (THE “PORTFOLIOS”)

What is happening?

The Board and PIMCO are recommending that Pacific Investment Management Company LLC (or “PIMCO”), the Portfolios’ current sub-adviser, replace Allianz Global Investors Fund Management LLC (or “AGIFM”) as the investment adviser of each Portfolio pursuant to a proposed new investment advisory contract between the Trust, on behalf of each Portfolio, and PIMCO (which I will refer to as the “Proposed Advisory Agreement”). In addition, PIMCO will enter into a new Supervision and Administration Agreement with the Trust and begin providing supervisory and administrative services to the Portfolios, in replacement of AGIFM, which serves as the Trust’s current administrator. Shareholders are also being asked to elect or re-elect the current Trustees of the Trust and to elect Craig A. Dawson, a Managing Director and Head of Strategic Business Management of PIMCO, as a new interested Trustee of the Trust.

Who will handle the day-to-day management of my Portfolio?

Under the Proposed Advisory Agreement, PIMCO would continue to provide the day-to-day portfolio management services it currently provides to each Portfolio as its sub-adviser. The same investment professionals who are currently responsible for managing each Portfolio will continue to do so following the proposed transition and PIMCO personnel will replace AGIFM personnel as Trust officers and in other roles to provide and/or oversee the administrative, accounting/financial reporting, compliance, legal, transfer agency, shareholder servicing and other services required for the daily operations of the Portfolios.

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Will any other changes be made to my Portfolio if the new Investment Advisory Contract is approved?

If the Proposed Advisory Contract is approved by shareholders of each Portfolio, the Trust, on behalf of the Portfolios, will enter into a new Distribution Contract with PIMCO Investments LLC (or “PIMCO Investments”), a U.S. registered broker-dealer affiliate of PIMCO, under which PIMCO Investments will provide the distribution services for the Portfolios that are currently provided by Allianz Global Investors Distributors LLC, an affiliate of AGIFM. In addition, it is expected that, upon the effectiveness of the Proposed Advisory Contract, the Trust will change its name to PIMCO Managed Accounts Trust, although the names of the individual Portfolios will not change.

Will the investment objectives, strategies or policies of my Portfolio change as a result of the transition?

No. The Portfolios are expected to have the same investment objectives and strategies before and after the proposed transition with no anticipated changes to their respective investment programs.

Will the Portfolios have the same Board and officers?

The same Board will oversee the Portfolios before and after the transition, except that, subject to shareholder approval, Craig A. Dawson, a Managing Director and Head of Strategic Business Management of PIMCO, has been proposed to join the Board following the transition. The entire slate of the existing Trustees and Mr. Dawson are also proposed for election at the upcoming special meeting. The Portfolios are also proposing to have a different slate of officers, with PIMCO personnel replacing their counterparts from AGIFM.

Why are the Board and PIMCO recommending this change in the Portfolios’ management structure at this time?

AGIFM and PIMCO are affiliates that are part of the global asset management business of Allianz SE; each is a direct or indirect subsidiary of Allianz Asset Management of America L.P. Effective January 1, 2012, Allianz reorganized its asset management business under Allianz Asset Management of America L.P. to give better visibility to its two main brands, PIMCO and Allianz Global Investors, and to better enable each asset management business to serve its clients worldwide. Allianz developed this new approach in an effort to move away from a family of boutiques model to a clear “two pillar” structure (i.e., with Allianz Global Investors and PIMCO as the two pillars).

While AGIFM has served the Portfolios well for many years, the proposal to replace AGIFM with PIMCO as the Portfolios’ investment adviser and administrator, and for PIMCO Investments to serve as the Portfolios’ principal underwriter and distributor, is a natural next step in the broader PIMCO/Allianz Global Investors reorganization effort initiated in 2012. Following the proposed transition, PIMCO will assume sole management responsibility for the Portfolios and AGIFM will continue to serve as manager/administrator for numerous other closed- and open-end funds managed within the Allianz Global Investors pillar of the Allianz asset management business.

The Board and PIMCO also believe that the Proposals will benefit the Portfolios’ shareholders.

What are the expected benefits to shareholders of moving to the new PIMCO-only management structure?

The Board and PIMCO believe that the Portfolios’ shareholders will benefit by moving to a PIMCO-only management and distribution structure. This is because PIMCO, together with its affiliate PIMCO Investments, can offer the Portfolios an integrated set of high-quality investment management,

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administrative and distribution services under a single platform, which the Board and PIMCO believe will allow for greater efficiencies and enhanced coordination among various advisory, administrative and distribution functions.

Will the fees and expenses charged by the Portfolios to shareholders change or increase as a result of the proposal?

No. Currently, none of the Portfolios bear any direct advisory, administrative, distribution or other fees. AGIFM also pays or reimburses all expenses associated with operating each Portfolio, other than any extraordinary expenses or expenses incurred as a result of Portfolio investments, including interest expenses. This fee and expense structure will remain in place for each Portfolio if the Proposed Advisory Agreement is approved and PIMCO replaces AGIFM as the Portfolios’ investment adviser under the Proposed Advisory Agreement and as their administrator under the new Supervision and Administration Agreement, except that PIMCO (and not AGIFM) will be responsible for paying or reimbursing Portfolio expenses.

Will the Portfolios pay for this proxy solicitation?

No. PIMCO has agreed to bear all costs relating to the proxy solicitation and related costs in connection with the Proposals. The Trust and its respective shareholders will not bear the expenses associated with the solicitation.

How does the Board recommend that I vote?

The Board recommends that you vote FOR the proposals.

Where can I find more information about the proposals?

The proxy statement is available on the following website: us.allianzgi.com/products/pages/agimatfixedincomesharesfish.aspx.

Where can I find more information about FISH Portfolios?

The proxy statement, the current prospectus and statement of additional information, and the most-recent annual and semi-annual reports to shareholders for Portfolios’ fiscal year ended October 31, 2013 and the supplement to the Portfolios’ prospectuses that has been filed with the SEC are available at http://us.allianzgi.com/Products/Pages/AGIMATFixedIncomeSHaresFISH.aspx.

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TO ELECT OR RE-ELECT, AS APPLICABLE, TRUSTEES TO THE BOARD OF TRUSTEES – 10:30 AM – AGIMAT

NAME OF NOMINEE	TRUSTEE SINCE	YEAR OF BIRTH
Hans W. Kertess	2005	1939
Craig A. Dawson	NOMINEE	1968
Deborah A. DeCotis	2011	1952
Bradford K. Gallagher	2010	1944
James A. Jacobson	2010	1945
John C. Maney	2006	1959
William B. Ogden, IV	2006	1945
Alan Rappaport	2010	1953

VOTING METHODS

INTERNET:	Log on to the website provided on your proxy card and make sure to have your proxy card available when you plan to vote your shares.

TOUCHTONE:	To cast your vote by phone, dial the toll-free number on your proxy card make sure to have your proxy card available when you plan to vote your shares.

MAIL:	Simply sign, date, and complete the reverse side of your proxy card and return it in the postage paid envelope provided.

IN PERSON:	All shareholders as of the record date may attend the Special Meeting for their Fund.

PROXY MATERIALS ARE AVAILABLE ONLINE AT:
9:30 AM	http://us.allianzgi.com/closedendfunds
10:30 AM	http://us.allianzgi.com/Products/Pages/AGIMATFixedIncomeSHaresFISH.aspx
11:30 AM	http://us.allianzgi.com/closedendfunds

NAME OF FUND	CUSIP	CLASS	TICKER
PIMCO Income Opportunity Fund	72202B100	Common Shares	PKO
PIMCO Corporate & Income Strategy Fund	72200U100	Common Shares	PCN
PIMCO Corporate & Income Strategy Fund	72200U209	Preferred Shares Series M	PCN
PIMCO Corporate & Income Strategy Fund	72200U308	Preferred Shares Series T	PCN
PIMCO Corporate & Income Strategy Fund	72200U407	Preferred Shares Series W	PCN
PIMCO Corporate & Income Strategy Fund	72200U506	Preferred Shares Series TH	PCN
PIMCO Corporate & Income Strategy Fund	72200U605	Preferred Shares Series F	PCN
PIMCO Corporate & Income Opportunity Fund	72201B101	Common Shares	PTY
PIMCO Corporate & Income Opportunity Fund	72201B200	Preferred Shares Series M	PTY
PIMCO Corporate & Income Opportunity Fund	72201B309	Preferred Shares Series T	PTY
PIMCO Corporate & Income Opportunity Fund	72201B408	Preferred Shares Series W	PTY
PIMCO Corporate & Income Opportunity Fund	72201B507	Preferred Shares Series TH	PTY

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PIMCO Corporate & Income Opportunity Fund	72201B606	Preferred Shares Series F	PTY
PCM Fund, Inc.	69323T101	Common Shares	PCM
PIMCO Dynamic Credit Income Fund	72202D106	Common Shares	PCI
PIMCO Strategic Income Fund, Inc.	72200X104	Common Shares	RCS
PIMCO Global StocksPLUS & Income Fund	722011103	Common Shares	PGP
PIMCO High Income Fund	722014107	Common Shares	PHK
PIMCO High Income Fund	722014206	Preferred Shares Series M	PHK
PIMCO High Income Fund	722014305	Preferred Shares Series T	PHK
PIMCO High Income Fund	722014404	Preferred Shares Series W	PHK
PIMCO High Income Fund	722014503	Preferred Shares Series TH	PHK
PIMCO High Income Fund	722014602	Preferred Shares Series F	PHK
PIMCO Dynamic Income Fund	72201Y101	Common Shares	PDI
PIMCO California Municipal Income Fund II	72200M108	Common Shares	PCK
PIMCO California Municipal Income Fund II	72200M207	Preferred Shares Series A	PCK
PIMCO California Municipal Income Fund II	72200M306	Preferred Shares Series B	PCK
PIMCO California Municipal Income Fund II	72200M405	Preferred Shares Series C	PCK
PIMCO California Municipal Income Fund II	72200M504	Preferred Shares Series D	PCK
PIMCO California Municipal Income Fund II	72200M603	Preferred Shares Series E	PCK
PIMCO California Municipal Income Fund	72200N106	Common Shares	PCQ
PIMCO California Municipal Income Fund	72200N205	Preferred Shares Series A	PCQ
PIMCO California Municipal Income Fund	72200N304	Preferred Shares Series B	PCQ
PIMCO California Municipal Income Fund	72200N403	Preferred Shares Series C	PCQ
PIMCO Municipal Income Fund	72200R107	Common Shares	PMF
PIMCO Municipal Income Fund	72200R206	Preferred Shares Series A	PMF
PIMCO Municipal Income Fund	72200R305	Preferred Shares Series B	PMF
PIMCO Municipal Income Fund	72200R404	Preferred Shares Series C	PMF
PIMCO Municipal Income Fund	72200R503	Preferred Shares Series D	PMF
PIMCO Municipal Income Fund	72200R602	Preferred Shares Series E	PMF
PIMCO New York Municipal Income Fund	72200T103	Common Shares	PNF
PIMCO New York Municipal Income Fund	72200T301	Preferred Shares Series A	PNF
PIMCO Municipal Income Fund II	72200W106	Common Shares	PML
PIMCO Municipal Income Fund II	72200W205	Preferred Shares Series A	PML
PIMCO Municipal Income Fund II	72200W304	Preferred Shares Series B	PML
PIMCO Municipal Income Fund II	72200W403	Preferred Shares Series C	PML
PIMCO Municipal Income Fund II	72200W502	Preferred Shares Series D	PML
PIMCO Municipal Income Fund II	72200W601	Preferred Shares Series E	PML
PIMCO New York Municipal Income Fund II	72200Y102	Common Shares	PNI
PIMCO New York Municipal Income Fund II	72200Y201	Preferred Shares Series A	PNI
PIMCO New York Municipal Income Fund II	72200Y300	Preferred Shares Series B	PNI
PIMCO Municipal Income Fund III	72201A103	Common Shares	PMX
PIMCO Municipal Income Fund III	72201A202	Preferred Shares Series A	PMX
PIMCO Municipal Income Fund III	72201A301	Preferred Shares Series B	PMX
PIMCO Municipal Income Fund III	72201A400	Preferred Shares Series C	PMX
PIMCO Municipal Income Fund III	72201A509	Preferred Shares Series D	PMX
PIMCO Municipal Income Fund III	72201A608	Preferred Shares Series E	PMX
PIMCO California Municipal Income Fund III	72201C109	Common Shares	PZC
PIMCO California Municipal Income Fund III	72201C208	Preferred Shares Series A	PZC

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PIMCO California Municipal Income Fund III	72201C307	Preferred Shares Series B	PZC
PIMCO New York Municipal Income Fund III	72201E105	Common Shares	PYN
PIMCO New York Municipal Income Fund III	72201E204	Preferred Shares Series A	PYN
PIMCO Income Strategy Fund	72201H108	Common Shares	PFL
PIMCO Income Strategy Fund	72201H207	Preferred Shares Series T	PFL
PIMCO Income Strategy Fund	72201H306	Preferred Shares Series TW	PFL
PIMCO Income Strategy Fund	72201H405	Preferred Shares Series TH	PFL
PIMCO Income Strategy Fund II	72201J104	Common Shares	PFN
PIMCO Income Strategy Fund II	72201J500	Preferred Shares Series M	PFN
PIMCO Income Strategy Fund II	72201J203	Preferred Shares Series T	PFN
PIMCO Income Strategy Fund II	72201J302	Preferred Shares Series W	PFN
PIMCO Income Strategy Fund II	72201J401	Preferred Shares Series TH	PFN
PIMCO Income Strategy Fund II	72201J609	Preferred Shares Series F	PFN
AllianzGI Managed Accounts Trust	01882B205	Fixed Income SHares: Series C	FXICX
AllianzGI Managed Accounts Trust	01882B304	Fixed Income SHares: Series M	FXIMX
AllianzGI Managed Accounts Trust	01882B403	Fixed Income SHares: Series R	FXIRX
AllianzGI Managed Accounts Trust	01882B601	Fixed Income SHares: Series TE	FXIEX
AllianzGI Managed Accounts Trust	01882B700	Fixed Income SHares: Series LD	FXIDX

Not to be distributed to the public	Page 11

PIMCO Closed-End Funds / AGIMAT Level I Script (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (Agent’s Full Name).

May I please speak with (Shareholder’s Full Name)?

(Re-Greet If Necessary)

I am calling in relation to your current investment in (Name of Relevant PIMCO Closed-End Fund or AllianzGI Managed Accounts Trust Portfolio). I wanted to confirm that you have received the proxy material for the special meeting of shareholders scheduled for June 9, 2014.

Have you received the information? (Pause for response)

IF “YES” OR POSITIVE RESPONSE TO RECEIVING INFORMATION:

If you’re not able to attend the meeting, I can record your voting instructions by phone. The Board of your Fund is unanimously recommending a vote “FOR”:

Closed-End Fund: the Proposal;

AllianzGI Managed Accounts Trust: each Proposal;

Would you like me to record your vote at this time? (Pause for response)

IF “NO” OR NEGATIVE RESPONSE TO RECEIVING INFORMATION:

I will have a copy of the proxy statement sent to you.

Do you have an email address to which it can be sent? (Pause for response)

IF “YES” OR POSITIVE RESPONSE TO RECEIVING BY E-MAIL:

Enter the email address in the notes and read it back to the shareholder.

(Continue to “MATERIAL REQUESTED”)

IF “NO” OR NEGATIVE RESPONSE TO RECEIVING BY E-MAIL:

In that case, we can send the proxy statement to your address.

For confirmation purposes:

—    According to our records, you reside in (city, state, zip code). (Pause)

—    To ensure we have the correct address on file, please state your street address. (Pause & then continue to “MATERIAL REQUESTED”)

MATERIAL REQUESTED:

Thank you. You will receive a copy of the proxy statement within 3 to 5 business days. Once you receive your proxy statement, if you have any questions, or would like us to take your vote by phone, feel free to contact us at the toll free number listed on the proxy statement. I would also be happy to review the proposal with you and record your voting instructions by phone at this time. The Board of your Fund is unanimously recommending a vote “FOR”:

Closed-End Fund: the Proposal;

AllianzGI Managed Accounts Trust: each Proposal;

Would you like me to record your vote at this time? (Pause for response)

NOT TO BE DISTRIBUTED TO THE PUBLIC

PIMCO Closed-End Funds / AGIMAT Level I Script (CONFIRM RECEIPT OF PROXY MATERIAL)

IF THE SHAREHOLDER WOULD LIKE VOTE RECORDED BY PHONE:

Would you like to vote along with the recommendations of the Board?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we come across any additional shares you own with (a PIMCO Closed-End Fund; AllianzGI Managed Accounts Trust) before the meeting takes place, would you like to vote those shares in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

 For confirmation purposes:

—    Please state your full name. (Pause)

—    According to our records, you reside in (city, state, zip code). (Pause)

—    To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of your voting instructions within 3 to 5 business days. Once you receive your confirmation, if you have any questions, feel free to contact us at the toll free number listed on the confirmation. Mr. /Ms.                     , your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.

IF THE SHAREHOLDER WOULD NOT LIKE VOTE RECORDED BY PHONE:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is important. When you receive the Proxy Statement, please fill out and return your proxy card at your earliest convenience. You can also vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a good (morning, afternoon, evening).

NOT TO BE DISTRIBUTED TO THE PUBLIC

PIMCO Closed-End Funds / AGIMAT Level II Script (ORIGINAL MEETING DATE COUNTDOWN)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling regarding the special meeting of shareholders of (NAME OF RELEVANT PIMCO CLOSED-END FUND OR ALLIANZGI MANAGED ACCOUNTS TRUST PORTFOLIO) scheduled to take place in       days on June 9, 2014.

Our records indicate that you have yet to register a vote for your position. Due to the lack of time between now and the meeting date, we wanted to give you the opportunity to register your vote by phone.

The Board has unanimously recommended a vote “FOR” (Closed-End Fund: the Proposal; AllianzGI Managed Accounts Trust: each Proposal). Would you like me to record your vote at this time?

(Pause For Response)

If the shareholder would like to have his/her vote recorded by phone:

Would you like to vote along with the recommendations of the Board?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we come across any additional shares you own with (a PIMCO Closed-End Fund; AllianzGI Managed Accounts Trust) before the meeting takes place, would you like to vote those shares in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

  For confirmation purposes:

—	Please state your full name. (Pause)
—	According to our records, you reside in (city, state, zip code). (Pause)
—	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of your voting instructions within 3 to 5 business days. Once you receive your confirmation, if you have any questions, feel free to contact us at the toll free number listed on the confirmation. Mr. /Ms.                     , your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

NOT TO BE DISTRIBUTED TO THE PUBLIC

PIMCO Closed-End Funds / AGIMAT Level II Script (ORIGINAL MEETING DATE COUNTDOWN)

If the shareholder would not like to have his/her vote recorded:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is important. Please fill out and return your proxy card at your earliest convenience. You can also vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a good (morning, afternoon, evening).

NOT TO BE DISTRIBUTED TO THE PUBLIC

PIMCO Closed-End Funds / AGIMAT Any Vote Script (ANY VOTE)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

The reason for my call is to inform you that a special meeting of shareholders of (NAME OF RELEVANT PIMCO CLOSED-END FUND OR ALLIANZGI MANAGED ACCOUNTS TRUST PORTFOLIO) is scheduled to take place on June 9, 2014 and currently our records indicate your vote has not been recorded. Accordingly, we wanted to give you the opportunity to register your vote by phone.

The Board has unanimously recommended a vote “FOR” (Closed-End Fund: the Proposal; AllianzGI Managed Accounts Trust: each Proposal) but you may also cast an “Against” or “Abstain” vote (AllianzGI Managed Accounts Trust only: for one or more of the Proposals). Would you like me to record your vote at this time?

(Pause For Response)

If the shareholder would like to have his/her vote recorded by phone:

Would you like to vote “For,” “Against” or “Abstain”?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we come across any additional shares you own with (a PIMCO Closed-End Fund; AllianzGI Managed Accounts Trust) before the meeting takes place, would you like to vote those shares in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of your voting instructions within 3 to 5 business days. Once you receive your confirmation, if you have any questions, feel free to contact us at the toll free number listed on the confirmation. Mr. /Ms.                     , your vote is important and your time is

greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

NOT TO BE DISTRIBUTED TO THE PUBLIC

PIMCO Closed-End Funds / AGIMAT Any Vote Script (ANY VOTE)

If the shareholder would not like to have his/her vote recorded:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is important. Please fill out and return your proxy card at your earliest convenience. You can also vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a good (morning, afternoon, evening).

NOT TO BE DISTRIBUTED TO THE PUBLIC

AST FUND SOLUTIONS PROXY REBUTTALS	Not to be distributed to the public

IDENTIFY

“WHO do you work for?”(AST FUND SOLUTIONS)

I’m with AST Fund Solutions. We are a third party proxy solicitation agent, hired by PIMCO to contact shareholders of (NAME SPECIFIC FUND/PORTFOLIO) like yourself about the shareholder meeting being held on Monday, June 9, 2014.

“WHERE are you calling from?”

Lyndhurst, NJ

REASON FOR CALL/IMPORTANCE OF VOTING

“WHAT’s the purpose of your call?”

Our purpose is to inform you of the upcoming special meeting of shareholders and offer you the convenience of voting by phone.

“WHY do I need to vote?” or “WHY is it so important that I vote?”

We want to ensure that your shares are represented at the upcoming special meeting of shareholders. If there is a lack of shareholder participation, the meeting might be delayed or adjourned, which may create additional solicitation costs. The Board has recommended a vote “For” (Closed-End Fund: the Proposal; AllianzGI Managed Accounts Trust: each Proposal). May I record your vote at this time?

EXIT “I DON’T WANT to vote.”

I understand you don’t wish to vote at this time, please remember your vote is very important and your time is appreciated. Have a good (morning, afternoon, evening).

WILL OR ALREADY VOTED

“I already sent the proxy card in” or “I VOTED ALREADY.”

Currently our system does not show your vote as being recorded. To ensure your vote is received in time for the meeting, I can reconfirm your vote so that it will be recorded immediately and you will receive a written confirmation of your vote. As you know, the Board has recommended a vote “For” (Closed-End Fund: the Proposal; AllianzGI Managed Accounts Trust: each Proposal). Would you like to confirm your vote?

“I WILL VOTE (at a later time, online, etc.)”

Do you have your proxy card in your possession? The proxy card contains a control number that you will need to cast your vote over the internet. I can record your vote immediately so that it is accounted for at the meeting. The Board has recommended a vote “For” (Closed-End Fund: the Proposal; AllianzGI Managed Accounts Trust: each Proposal). May I record your vote at this time?

SOLD SHARES

“I don’t own any shares.” Or “I don’t have an investment with            ?”

Our records indicate that you were a shareholder of (NAME SPECIFIC FUND/PORTFOLIO) on April 9, 2014. Is that correct? May I confirm your zip code as             ?

“I’ve already sold these shares.”

I understand (sir / ma’am). However, you are still eligible to take part in the upcoming shareholders meeting. The Board has recommended a vote “For” (Closed-End Fund: the Proposal; AllianzGI Managed Accounts Trust: each Proposal). May I record your vote at this time?

“Why am I still eligible to participate?”

Because you owned these shares on the record date.

“What do you mean by Record Date?”

The record date is a point in time established by the Board to determine who owns shares and therefore is entitled to vote at the special meeting. Since that date is fixed, if you sold the shares after the record date you still own the voting rights to those shares.

DISCREPANCIES DURING CONFIRMATION

Shareholder does not wish to confirm address during confirmation:

If you would like, I can state what I have on file if you could confirm? Is that ok? (Pause for response) (If shareholder consents) Our records show an address at (state street address on file). Is that correct?

Shareholder states a different address during confirmation:

Our records indicate a different address. Is it possible the account has been registered at a different address?

S/h neglects to state middle initial/name suffix/street direction/apartment during confirmation.

Our records also show a (middle initial/name suffix/street direction/apartment). Can you please confirm that as well?

SKEPTICAL SHAREHOLDER/NO SOLICITATION CALLS/DON’T NEED CONFIRMATION

“I have never had a mutual fund call me about a shareholders/stockholders meeting. Why are they doing it now?

We understand that many shareholders don’t have the time to review the proxy material and cast their votes by mail. Therefore, we are calling to offer you the convenience of voting by phone. The Board has recommended a vote “For” (Closed-End Fund: the Proposal; AllianzGI Managed Accounts Trust: each Proposal). May I record your vote at this time?

“I’m not interested in buying anything.” or “We don’t talk to telemarketers.”

This is not a sales call (sir / ma’am). We’re only calling to advise you of the upcoming (NAME SPECIFIC FUND/PORTFOLIO)’s special meeting of shareholders and to offer you the convenience of voting over the phone.

“I don’t need you to send me the confirmation.”

The confirmations are automatically generated and sent to the address on the account registration.

AST FUND SOLUTIONS PROXY REBUTTALS	Not to be distributed to the public

MATERIAL REQUEST: Shareholder/stockholder will not vote until the material is received. (Material Request)

E-MAIL: I would be happy to e-mail you the information and, if you’d like, you can reply to the e-mail with your voting instructions and we can process your vote accordingly. You can also e-mail us back with any questions you have, or feel free to contact us at the toll free number listed on the proxy statement. May I please have your e-mail address? (Pause & record e-mail, read e-mail back to shareholder to confirm)

Please allow 24 hours to receive the materials. The e-mail will come from AST Fund Solutions. Please check your spam folder if you don’t see our e-mail in your inbox. Thank you for your time and have a good (morning, afternoon, evening).

MAIL: (If shareholder refuses e-mail) We will send the materials to you by mail. (confirm address) Please allow 5 to 7 business days for delivery. Once you receive your proxy statement, if you have any questions, or would like us to take your vote by phone, feel free to contact us at the toll free number listed on the proxy statement. Thank you for your time and have a good (morning, afternoon, evening).

THIRD PARTY

If the shareholder/stockholder is unavailable: (Deceased/Incapacitated/Military Tour/No Longer With Company/Away For Extended Period)

I apologize. Our records did not indicate that. Is it possible that I speak to someone authorized to vote on behalf of (Mr./Ms./Name of Company)?

Confirm once possible authorized person is on the phone or qualifying question is stated.

Are you authorized to vote on behalf of (Mr./Ms./Name of Company)? (Pause for response)

If Yes: May I please have your full name?

If No: Is there possibly someone who may be authorized to vote on behalf of (Mr./Ms./Name of Company)?

Shareholder “hands-off” phone to a third party to vote for them;

Good day, my name is (Agents Full Name). Based on the fact that (Shareholders Full Name) handed you the phone, are you authorized to vote on their behalf?

“My broker or financial advisor usually handles this.”

(Sir / Ma’am), although your (broker / financial advisor) may advise you how to vote, they would not generally vote for you for non-routine matters like these unless specifically instructed to do so. That’s why we are reaching out to you as the owner of the shares to inform you that your vote has not been recorded. I can record your voting instructions right now and ensure that they are represented at the meeting. The Board has recommended a vote “For” (Closed-End Fund: the Proposal; AllianzGI Managed Accounts Trust: each Proposal). May I record your vote at this time?

S/H insists we need to speak to broker:

Are you authorizing your broker to vote on your behalf? (Pause for response)

IF YES: May I please have his/her contact information so we can reach out to him/her on your behalf?

“How do you suggest I should vote?”

I am not authorized to advise you how to vote, but I can tell you that your Board has recommended a vote “For” (Closed-End Fund: the Proposal; AllianzGI Managed Accounts Trust: each Proposal). May I record your vote at this time?

ADDITIONAL INFORMATION/ESCALATIONS

Why are you trying to get me to vote with the Board?

(Sir / Ma’am), it is the role of the Board to represent the interests of shareholders. We are only advising you of the Board’s recommendation as stated in the Proxy Materials mailed to you on April 21, 2014. You do also have the option of voting “Against” or “Abstain” (AllianzGI Managed Accounts Trust Only: with respect to each Proposal). May I record your vote at this time?

If shareholder/stockholder needs additional information or ask a question we do not have an answer for.

Unfortunately I do not have any additional information regarding this but I can tell you the Board has recommended a vote “For” (Closed-End Fund: the Proposal; AllianzGI Managed Accounts Trust: each Proposal). May I record your vote at this time?

If shareholder/stockholder still needs more information.

(Sir / Ma’am), if you would like I can escalate your question to a supervisor and we will call you back with the additional information you’ve requested.

(BRING TO TEAM LEADER’S ATTENTION AFTER CALL. CLEARLY NOTATE QUESTIONS/CONCERNS)

If shareholder wants to speak to someone at PIMCO regarding non-proxy issues:

1-800-254-5197 or you can visit PIMCO’s website at pimco.com.

FISH Portfolios ONLY:

What are the FISH Portfolios?

These Portfolios were developed by Pacific Investment Management Company LLC (“PIMCO”) exclusively for use within certain retail separately managed accounts offered through various financial intermediaries.